DIRTT Announces Normal Course Issuer Bid for Common Shares

CALGARY, Alberta, December 18, 2024 (GLOBE NEWSWIRE) – DIRTT Environmental Solutions Ltd. (TSX: DRT; OTC: DRTTF) ("DIRTT" or the "Company"), a leader in industrialized construction, announced today that the Toronto Stock Exchange ("TSX") has accepted DIRTT's notice of intention to make a normal course issuer bid (the "NCIB") for common shares in the capital of DIRTT ("common shares"). The NCIB is expected to commence on December 20, 2024 and terminate on December 19, 2025.

Under the NCIB, DIRTT is permitted to acquire up to 7,515,233 common shares, which represents approximately 3.89% of the issued and outstanding common shares as of December 9, 2024 being 193,406,836 common shares. Except as permitted under the TSX rules, DIRTT will not purchase more than 14,739 common shares on any given trading day. The daily purchase limit for the common shares is approximately 25% of 58,956 common shares, being the average daily trading volume of the common shares on the TSX for the six most recently completed calendar months. All purchases will be made on the open market through the facilities of the TSX and/or alternative Canadian trading systems, at the market price of such common shares at the time of acquisition. Any common shares acquired through the NCIB will be immediately cancelled. The board of directors of DIRTT believes that from time to time, the market price of the common shares may be such that their purchase may be an attractive and appropriate use of corporate funds and be advantageous to, all remaining shareholders of DIRTT. Management's decisions regarding any common share repurchases will be based on market conditions, the market price of the common shares, and other factors.

DIRTT has not purchased any common shares under a normal course issuer bid in the past 12 months. While no common shares have been purchased by DIRTT under a normal course issuer bid within the past 12 months, the TSX approved a normal course issuer bid for the purchase by DIRTT of its 6.00% convertible unsecured subordinated debentures due January 31, 2026 (DRT.DB) ("January Debentures") and its 6.25% convertible unsecured subordinated debentures due December 31, 2026 (DRT.DB.A) ("December Debentures" and together with the January Debentures, the "Debentures") on August 26, 2024 and such normal course issuer bid commenced on August 28, 2024. All purchases of the January Debentures and December Debentures were made on the open market through the facilities of the TSX and alternative Canadian trading systems. A maximum of $1,664,200 principal amount of January Debentures and a maximum of $1,558,700 principal amount of December Debentures have been sought and approved for purchase by DIRTT pursuant to such normal course issuer bid. As of December 9, 2024, $339,000 principal amount of December Debentures, at a weighted average price paid of $85.69 per $1,000 of face value of the December Debentures, have been purchased by DIRTT pursuant to such normal course issuer bid within the past 12 months. As of December 9, 2024, $15,000 principal amount of January Debentures, at a weighted average price paid of $89.80 per $1,000 of face value of the January Debentures, have been purchased by DIRTT pursuant to such normal course issuer bid within the past 12 months.

In connection with the NCIB, DIRTT expects to enter into an issuer repurchase plan agreement ("IRPA") and an automatic repurchase plan agreement ("ARPP") in relation to purchases made under the NCIB. The IRPA and ARPP have been pre-cleared by the TSX and are expected to be implemented on December 20, 2024. The ARPP is intended to facilitate repurchases of common shares under the NCIB at times when DIRTT would ordinarily not be permitted to make purchases due to regulatory restriction or customary self-imposed blackout periods. Before the commencement of any particular trading black-out period, and provided that DIRTT is not in possession of material non-public information about itself or its securities, DIRTT may, but is not required to, instruct its designated broker to make purchases of common shares under the NCIB during the ensuing black-out period in accordance with the terms of the ARPP. The timing and amount of such purchases will be determined by the designated broker at its sole discretion based on the purchasing parameters set by DIRTT and in accordance with the rules of the TSX, applicable securities laws and the terms of the ARPP. All purchases of common shares made under the IRPA and ARPP will be included in determining the aggregate number of common shares purchased under the NCIB. If adopted, the ARPP will constitute an "automatic securities purchase plan" under applicable Canadian securities law, and will be adopted in accordance with applicable U.S. securities laws, including the requirements of Rule 10b5-1 under the U.S. Securities Exchange Act of 1934. Outside of pre-determined blackout periods, common shares may be purchased under the NCIB based on management's discretion, subject to TSX rules and applicable securities laws in Canada and the United States.

ABOUT DIRTT

DIRTT is a leader in industrialized construction. DIRTT's system of physical products and digital tools empowers organizations, together with construction and design leaders, to build high-performing, adaptable, interior environments. Operating in the workplace, healthcare, education, and public sector markets, DIRTT's system provides total design freedom, and greater certainty in cost, schedule, and outcomes. DIRTT's interior construction solutions are designed to be highly flexible and adaptable, enabling organizations to easily reconfigure their spaces as their needs evolve. Headquartered in Calgary, AB Canada, DIRTT trades on the Toronto Stock Exchange under the symbol "DRT".

FOR FURTHER INFORMATION, PLEASE CONTACT

DIRTT Investor Relations at ir@dirtt.com

FORWARD-LOOKING STATEMENTS

Certain statements contained in this news release are "forward-looking statements" within the meaning of "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934 and "forward-looking information" within the meaning of applicable Canadian securities laws. All statements, other than statements of historical fact included in this news release are forward-looking statements. When used in this news release, the words "anticipate," "expect," "intend," "may," "will," "should," "would," "could," "can," the negatives thereof, variations thereon and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, and without limitation, this news release contains forward-looking information pertaining to the NCIB, the amount of common shares to the acquired under the NCIB, the method of purchase, price and cancellation of common shares, reasons for and benefits of any purchases made under the NCIB, and the anticipated implementation of the IRPA and ARPP.

Forward-looking statements are based on certain estimates, beliefs, expectations, and assumptions made in light of management's experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate. Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties, and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. Factors that could have a material adverse effect on our business, financial condition, results of operations and growth prospects include, but are not limited to, risks described under the section titled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023, and in our subsequently filed Quarterly Reports on Form 10-Q and also in the Company's other continuous disclosure filings available under the Company's profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. Our past results of operations are not necessarily indicative of our future results. You should not rely on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our forward-looking statements by these cautionary statements.